Exhibit 99.1

DRI Corporation to Present at Beacon Street Group’s 6th Annual SOUTHWESTERN SHOWCASE Investor Conference

Event Slated Nov. 19-20, 2008, in Dallas

DALLAS--(BUSINESS WIRE)--November 13, 2008--DRI Corporation (DRI) (NASDAQ: TBUS), a digital communications technology leader in the domestic and international surface transportation and transit security markets, announced today that the Company will present at Beacon Street Group’s 6th Annual SOUTHWESTERN SHOWCASE Investor Conference, slated Nov. 19-20, 2008, at the Fairmont Hotel in Dallas.

The Company’s presentation will take place on Nov. 19, 2008, from 8:30 a.m. to 9:05 a.m. (Central) in the Fairmont Hotel’s Terrace Room. To listen to the webcast, go to http://www.wsw.com/webcast/beacon/tbus/.

David L. Turney, the Company’s Chairman, President, and Chief Executive Officer, said: “We’re delighted to be participating in this event, which is being co-sponsored by The CFA Society of Dallas/Fort Worth. Attendees will include brokerage firm analysts, portfolio managers, buy-side analysts, hedge fund managers, and independent research analysts from across the country.”

For more information about the event, visit www.southwesternshowcase.com.

ABOUT THE COMPANY

DRI Corporation is a digital communications technology leader in the domestic and international public transportation and transit security markets. Our products include: TwinVision® and Mobitec® electronic destination sign systems, Talking Bus® voice announcement systems, Digital Recorders® Internet-based passenger information and automatic vehicle location/monitoring systems, and VacTell™ video actionable intelligence systems. Our products help increase the mobility, flow, safety, and security of people who rely upon transportation infrastructure around the globe. Using proprietary hardware and software applications, our products provide easy-to-understand, real-time information that assists users and operators of transit bus and rail vehicles in locating, identifying, boarding, tracking, scheduling, and managing those vehicles. Our products also aid transit vehicle operators in their quest to increase ridership and reduce fuel consumption, as well as to identify and mitigate security risks on transit vehicles. Positioned not only to serve and address mobility, energy conservation, and environmental concerns, our products also serve the growing U.S. Homeland Security market. For more information about the Company and its operations worldwide, go to www.digrec.com.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements concerning the Company’s expectations of participating in Beacon Street Group’s 6th Annual SOUTHWESTERN SHOWCASE Investor Conference, as well as any statement, express or implied, concerning future events or expectations or which use words such as “expect,” “fully expect,” “expected,” “appears,” “believe,” “plan,” “anticipate,” “would,” “goal,” “potential,” “potentially,” “range,” “pursuit,” “run rate,” “stronger,” “preliminarily,” “forecast,” etc., is a forward-looking statement. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties that Beacon Street Group’s 6th Annual SOUTHWESTERN SHOWCASE Investor Conference will not attract the positive attention that the Company is hoping to achieve, as well as other risks and uncertainties set forth in our Annual Report on Form 10-K filed March 31, 2008, and as updated in our Quarterly Report on Form 10-Q filed Aug. 14, 2008, particularly those identified in Risk Factors Affecting Our Business. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated.

CONTACT:
DRI Corporation Contact:
Veronica B. Marks
Manager, Corporate Communications
Phone: (214) 378-4776
Fax: (214) 378-8437
E-Mail: ir@digrec.com
or
Sharon Merrill Associates, Inc. Contact:
David C. Calusdian
Executive Vice President and Partner
Phone: (617) 542-5300
Fax: (617) 423-7272
E-Mail: tbus@investorrelations.com